partech.com Q2 ‘24 Earnings Presentation August 8, 2024 NYSE: PAR 1

partech.com Forward-Looking Statements. This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as "actionable," “believe,” “estimate,” "future," “may,” “opportunity,” "potential," "repeatable," “will,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation about our business, financial condition, and results of operations. Factors, risks, trends and uncertainties that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation include, among others, our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including artificial intelligence; unfavorable macroeconomic conditions, such as recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; business uncertainties relating to acquisitions, divestitures, and capital markets transactions, including the timing of such transactions, PAR’s ability to recognize future annual recurring revenues, adjusted EBITDA, cash flow, margins and achieve other synergies, and the anticipated costs, timing and complexity of integration, including the acquisitions of Stuzo Holdings, LLC and TASK Group Holdings Limited; our ability to retain and add integration partners, and our success in acquiring and developing relevant technology for current, new, and potential customers for our service and product offerings; geopolitical events, including the effects of the Russia-Ukraine war, tensions with China and between China and Taiwan, the Israel-Hamas conflict, other hostilities in the Middle East and political and regulatory uncertainty relating to the 2024 presidential election in the United States; component shortages, inventory management, and/or manufacturing disruptions and logistics challenges; risks associated with our international operations; our ability to generate sufficient cash flow or access additional financing sources as needed to repay our outstanding debts, including amounts owed under outstanding convertible notes and our credit facility; changes in estimates and assumptions we make in connection with the preparation of our financial statements, in building our business and operational plans, and in executing our strategies; and the other factors, risks, trends and uncertainties discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non- GAAP financial measures is included in Appendix A to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of June 30, 2024. Trademarks. “PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "Open Commerce®,” "PAR® Pay”, “PAR® Payment Services”, "StuzoTM," "PAR RetailTM," and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix A for Non-GAAP reconciliations and Key Performance Indicators 2

partech.com Our Journey … Thus Far ... 3 $192.2M Q2 2024

partech.com • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience Building a Unified Experience... Leading To 4PAR Retail includes Stuzo products and services, which were rebranded in the quarter ended 6/30/2024.

partech.com PAR's Success Will Be Driven by our Flywheel 5

partech.com Financial Review Second Quarter 2024 Highlights 6

partech.com Q2 2024 Highlights 1. Consistent delivery on strong organic ARR growth 2. Cross-sell traction creating meaningful revenue opportunity from existing and potential future whitespace 3. Strong visibility towards adjusted EBITDA break-even 4. Sale of PAR Government segment -> to a pure play foodservice tech led organization 5. Repeatable M&A motion providing accretive results 7

partech.com Q2 2024 Revenue Breakout Revenue by Offering 25.7% 57.4% 16.8% Hardware Subscription Service Professional Service ARR by Subscription Product Line 43.8% 56.2% Operator Cloud Engagement Cloud 8

partech.com Strong Organic & Inorganic ARR Growth Year-over-year metrics are for the quarter ended 6/30/2024 compared to the quarter ended 6/30/2023. Please see Appendix A — Key Performance Indicators for more information on ARR. 122.5 128.3 136.9 144.7 151.8 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 122.5 128.3 136.9 185.7 192.2 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 9 Organic ARR 24% Y/Y Growth Total ARR 57% Y/Y Growth ($'000,000)

partech.com Engagement Cloud Year-over-year metrics are for the quarter ended 6/30/2024 compared to the quarter ended 6/30/2023. Please see Appendix A — Key Performance Indicators for more information on ARR. 60.9 62.2 63.8 107.2 107.9 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 77% Y/Y Growth Operator Cloud 61.6 66.1 73.1 78.5 84.2 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 37% Y/Y Growth 10 Resilient ARR Growth Across Product Lines ($'000,000)

partech.com Driving Margin Expansion (1) Non-GAAP Subscription Service Gross Margin percentage and Non-GAAP Gross Margin percentage are Non-GAAP financial measures. Please see Appendix A for a detailed reconciliation to Subscription Service Gross Margin percentage and Gross Margin percentage (GAAP). Year-over-year metrics are for the quarter ended 6/30/2024 compared to the quarter ended 6/30/2023. 60.9% 69.4% 65.3% 65.7% 66.4% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 11 550 Basis Point Margin Expansion Non-GAAP Subscription Service Gross Margin Percentage(1) 36.1% 45.2% 43.1% 45.6% 49.3% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 1,320 Basis Point Margin Expansion Non-GAAP Gross Margin Percentage(1)

partech.com Q2 ‘24 Financials Consolidated Highlights • 67% increase in gross margin from Q2 2023 • $7.9 million increase in Adjusted EBITDA(1) from Q2 2023 • $5.9 million increase in Adjusted EBITDA(1) from Q1 2024 Subscription Service Highlights • 57% increase in ARR from Q2 2023 • 48% increase in revenue from Q2 2023 Three Months Ended June 30, (in thousands) 2024 2023 Revenues, net: Hardware $ 20,116 $ 26,390 Subscription service 44,872 30,372 Professional service 13,162 12,767 Total revenues, net 78,150 69,529 Total gross margin 32,028 19,186 Operating expenses: Sales and marketing 9,811 10,075 General and administrative 25,369 16,434 Research and development 16,237 14,888 Amortization of identifiable intangible assets 1,946 465 Adjustment to contingent consideration liability (600) (2,300) Gain on insurance proceeds — (500) Total operating expenses 52,763 39,062 Other (expense) income, net (610) 155 Interest expense, net (1,630) (1,735) Loss from continuing operations before provision for income taxes (22,975) (21,456) Provision for income taxes (612) (383) Net loss from continuing operations (23,587) (21,839) Net income from discontinued operations 77,777 2,137 Net income (loss) 54,190 (19,702) Non-GAAP adjustments (58,538) 7,444 Adjusted EBITDA(1) (4,348) (12,258) 12 (1) Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix A for a detailed reconciliation from net income (loss) to Adjusted EBITDA.

partech.com Appendix A 13

partech.com 3 Months Ended Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Subscription Service Gross Margin Percentage 43.3% 50.6% 48.1% 51.6% 53.1% Add: Depreciation and amortization 17.4% 18.4% 16.9% 13.9% 13.1% Add: Stock-based compensation 0.2% 0.4% 0.3% 0.1% 0.2% Add: Severance —% —% —% 0.1% —% Non-GAAP Subscription Service Gross Margin Percentage 60.9% 69.4% 65.3% 65.7% 66.4% May not sum/recalculate due to rounding. Non-GAAP Subscription Service Gross Margin Percentage Reconciliation 14

partech.com 3 Months Ended Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Gross Margin Percentage 27.6% 36.6% 34.6% 37.2% 41.0% Add: Depreciation and amortization 8.2% 8.2% 8.2% 7.9% 7.6% Add: Stock-based compensation 0.3% 0.4% 0.3% 0.2% 0.4% Add: Severance —% —% —% 0.3% 0.3% Non-GAAP Gross Margin Percentage 36.1% 45.2% 43.1% 45.6% 49.3% May not sum/recalculate due to rounding. Non-GAAP Gross Margin Percentage Reconciliation 15

partech.com (in thousands) 3 Months Ended Q2'24 Q1'24 Q2'23 Net income (loss) $54,190 $(18,288) $(19,702) Discontinued operations (77,777) (2,078) (2,137) Net loss from continuing operations (23,587) (20,366) (21,839) Provision for (benefit from) income taxes 612 (7,785) 383 Interest expense, net 1,630 1,708 1,735 Depreciation and amortization 8,834 7,293 6,817 Stock-based compensation 6,286 4,410 3,601 Contingent consideration (600) — (2,300) Transaction costs 1,573 3,405 — Gain on insurance proceeds — — (500) Severance 294 1,434 — Other expense (income), net 610 (300) (155) Adjusted EBITDA $(4,348) $(10,201) $(12,258) 16 Net Income (Loss) to Adjusted EBITDA Reconciliation

partech.com 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $192.2M with significant opportunity to expand within existing customers and win new business. 1) Source: Technomic Investment Thesis 17

partech.com • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly subscription service revenue for all Active Sites as of the last day of each month for the respective reporting period. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period. • “Non-GAAP Subscription Service Gross Margin Percentage” represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Non-GAAP Gross Margin Percentage” represents gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, and severance. • “Adjusted EBITDA” represents net income (loss) before income taxes, interest expense and depreciation and amortization adjusted to exclude certain non-cash and non-recurring charges that may not be indicative of our financial performance. Key Performance Indicators 18

partech.com Thank You! 19